UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): May 16, 2023

ATAI LIFE SCIENCES N.V.
(Exact name of registrant as specified in its charter)

The Netherlands	001-40493	Not Applicable
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

Wallstraße 16
10179 Berlin, Germany
(Address of principal executive offices) (Zip Code)

+49 89 2153 9035
(Registrant’s telephone number, including area code)

N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common shares, €0.10 par value per share	ATAI	The Nasdaq Stock Market LLC (Nasdaq Global Market)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07	Submission of Matters to a Vote of Security Holders.

On May 16, 2023, ATAI Life Sciences N.V. (“atai”) held its annual general meeting of shareholders (the “Annual Meeting”). As of April 18, 2023, the record date for the Annual Meeting, there were approximately 166,010,476 common shares outstanding. Each common share is entitled to one vote on any matter presented at the Annual Meeting as a voting item.

The following are the voting results for the proposals considered and voted upon at the Annual Meeting, all of which are described in atai’s definitive proxy statement filed with the Securities and Exchange Commission on April 28, 2023.

Proposal 1 - Adoption of the Dutch statutory annual accounts over fiscal year 2022:

For	Against	Abstain
56,185,273	58,762	85,139

Proposal 2 - Appointment of Deloitte & Touche LLP (and its Dutch offices/entity) as atai’s external auditor for fiscal year 2023:

For	Against	Abstain
56,185,263	79,210	64,701

Proposal 3 - Release of each member of atai’s board of supervisory directors and board of managing directors from liability for the exercise of their duties during fiscal year 2022:

For	Against	Abstain
50,694,031	5,556,136	79,007

Proposal 4 - Re-appointment of Sabrina Martucci Johnson as a supervisory director:

For	Against	Abstain
53,780,277	2,437,117	111,780

Proposal 5 - Re-appointment of Amir Kalali as a supervisory director:

For	Against	Abstain
54,465,089	1,753,814	110,271

Proposal 6 - Re-appointment of Andrea Heslin Smiley as a supervisory director:

For	Against	Abstain
54,455,882	1,767,253	106,039

Proposal 7 - Extension of the authorization of atai’s management board to issue shares and grant rights to subscribe for shares:

For	Against	Abstain
49,356,910	6,693,641	278,623

Proposal 8 - Extension of the authorization of atai’s management board to limit and exclude pre-emption rights:

For	Against	Abstain
49,609,170	6,635,049	84,955

Proposal 9 – Extension of the authorization of atai’s management board to acquire shares (or depositary receipts for such shares) in atai’s capital:

For	Against	Abstain
50,291,434	5,964,883	72,857

Based on the foregoing votes, the shareholders re-appointed Sabrina Martucci Johnson, Amir Kalali and Andrea Heslin Smiley as supervisory directors to serve until atai’s 2026 annual general meeting of shareholders, and approved Proposals 1, 2, 3, 7, 8 and 9.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ATAI LIFE SCIENCES N.V.

Date: May 17, 2023	By:	/s/ Florian Brand
	Name:	Florian Brand
	Title:	Chief Executive Officer